UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2020

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value	CSX	NASDAQ Global Select Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2020, the Board of Directors (the “Board”) of CSX Corporation (“CSX”) appointed James L. Wainscott to serve as a member of the Board. Mr. Wainscott, 63, is the former Chairman, President and Chief Executive Officer of AK Steel Holding Corporation, a leading steel production and manufacturing company.

The Board determined that Mr. Wainscott qualifies as independent under the director independence standards set forth in the rules and regulations of the Securities and Exchange Commission (“SEC”) and the applicable NASDAQ listing standards. Mr. Wainscott was appointed to serve on the Finance Committee of the Board. He will receive compensation consistent with that provided to all non-employee directors, as described in the Company’s Proxy Statement dated March 25, 2020. His appointment increases the size of the Board from ten directors to eleven.

Mr. Wainscott’s appointment is the result of a director search started several months ago to address the potential attrition of a director who is contemplating his retirement from the Board prior to next year’s annual meeting. In addition, the Board is actively engaged in a search to fill the vacancy created by the recent departure of Pamela Carter. As part of this search process, the Board recognizes the importance of enhancing the overall diversity of the Board.

A copy of the press release announcing Mr. Wainscott’s appointment as a member of the Board is attached to this Current Report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is filed as part of this Report:

Exhibit	Description

99.1	Press Release, dated July 8, 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ Nathan D. Goldman
Name:	Nathan D. Goldman
Title:	Executive Vice President - Chief Legal Officer & Corporate Secretary

DATE: July 8, 2020